Exhibit 10.10

EXECUTION COPY

CANADIAN COLLATERAL AGREEMENT
(INTERCOMPANY NOTES)

dated as of

November 15, 2007

among

NOVAMERICAN STEEL INC.

and

BNY TRUST COMPANY OF CANADA

as Canadian Collateral Agent

THIS CANADIAN COLLATERAL AGREEMENT IS SUBJECT TO THE PROVISIONS OF THE LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT OF EVEN DATE HEREWITH AMONG SYMMETRY HOLDINGS INC., NOVAMERICAN STEEL FINCO INC., NOVAMERICAN STEEL INC., OTHER SUBSIDIARIES OF SYMMETRY HOLDINGS INC. IDENTIFIED THEREIN, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND THE BANK OF NEW YORK, AS COLLATERAL AGENT UNDER THE FINANCING DOCUMENTS, AS MORE FULLY SET FORTH IN SECTION 5.15 HEREOF.

SECTION 5.14. Canadian Collateral Agent Appointed Attorney-in-Fact	34
SECTION 5.15. Intercreditor Agreement	35
SECTION 5.16. Acknowledgments	36

Schedules

Schedule I	Pledged Equity Interests; Pledged Debt Securities

Schedule II	Intellectual Property

Exhibits

Exhibit I	Form of Perfection Certificate
Exhibit II	Form of Patent and Trademark Security Agreement
Exhibit III	Form of Copyright Security Agreement

CANADIAN COLLATERAL AGREEMENT dated as of November 15, 2007, (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among, NOVAMERICAN STEEL INC. a Canadian corporation (together with its successors and permitted assignees, the “Grantor”), and BNY TRUST COMPANY OF CANADA, as collateral agent for the Secured Parties (in such capacity, the “Canadian Collateral Agent”).

Reference is made to (a) the Indenture dated as of November 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Symmetry Holdings Inc. (“Symmetry”), Novamerican Steel Finco Inc. (the “Company”), the Subsidiary Guarantors identified therein and The Bank of New York, as trustee (in such capacity, the “Trustee”), (b) the Purchase Agreement dated as of November 15, 2007, (as supplemented by the Joinder Agreement dated as of November 15, 2007, the “Purchase Agreement”) among Symmetry, the Company, the Subsidiary Guarantors identified therein and J.P. Morgan Securities Inc. and CIBC World Markets Corp. as initial purchasers (the “Initial Purchasers”), and (c) the Intercompany Notes dated as of November 15, 2007, granted by Grantor in favour of the Company (as amended, supplemented or otherwise modified from time to time), and each of the other Intercompany Notes referenced in the Indenture (collectively, the “Intercompany Notes”). The Trustee has agreed to enter into the Indenture and the Initial Purchasers have agreed to purchase the Initial Securities of the Company, in each case on the terms and subject to the conditions set forth in the Indenture and the Purchase Agreement, respectively. The Company has agreed to advance the Intercompany Loans (as defined in the Indenture) to Grantor from the proceeds of the Initial Securities and to advance additional Intercompany Loans from time to time, as evidenced by the Intercompany Notes. The obligations of the Initial Purchasers to purchase the Initial Securities and the obligations of the Company to advance the Intercompany Loans, are conditioned on, among other things, the execution and delivery by Grantor of this Agreement. Grantor is a Subsidiary of the Company, will derive substantial benefits from the issuance of the Initial Securities pursuant to the Indenture and from the making of the Intercompany Loans by the Company pursuant to the Intercompany Notes and is willing to execute and deliver this Agreement in order to induce the Initial Purchasers to purchase the Initial Securities and to induce the Company to make the Intercompany Loans. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Terms Generally

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, regulation or other law herein shall be construed (i) as referring to such statute, regulation or other law as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor statutes, regulations or other laws) and (ii) to include all official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Other Defined Terms. All terms defined in the PPSA (as defined below) and not defined in this Agreement have the meanings specified therein, including, without limitation, “Accessions”, “Accounts”, “Chattel Paper”, “Document of Title”, “Equipment”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Money”, “financing statement”, “financing change statement” “Fixtures” and “Proceeds”. All terms defined in the STA (as defined herein) and not defined in this Agreement have the meanings specified therein, including, without limitation, “Certified Security”, “Entitlement Holder”, “Entitlement Order”, “Financial Asset”, “Securities Account”, “Securities Intermediary”, “Security Entitlement” and “Uncertificated Security”.

As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral” means any and all of the following:  (a) all Accounts Receivable and related records; (b) all Chattel Paper; (c) all Deposit Accounts other than the Intercompany Note Collateral Account; (d) all cash, cheques and other negotiable instruments, funds and other evidences of payment (excluding any cash or other assets held in the Intercompany Note Collateral Account in accordance with the Indenture, as in effect on the date hereof); (e) all Inventory; (f) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a), (b), (c), (d) and (e), all Documents of Title, Intangibles, Instruments and Investment Property; (g) all books and records related to the foregoing; (h) all collateral security and guarantees given by any Person with respect to any of the foregoing; and (i) all Proceeds, including insurance Proceeds, of any and all of the foregoing.

“Account Debtor” means any Person who is or who may become obligated to Grantor under, with respect to or on account of an Account.

“Accounts Receivable” means all Accounts and other rights to payment, in each case for the sale of Inventory or the performance of services, existing on the date of this Agreement or hereafter arising, whether or not earned by performance.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Toronto and New York are authorized or required by law to remain closed.

“Canadian Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement.

 “Collateral” means all Other Collateral in which a security interest has been granted hereunder and all Pledged Collateral.

“Collateral Access Agreement” means any landlord waiver or other agreement, in customary form and substance, between the Canadian Collateral Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of Grantor for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Collateral Agent” means The Bank of New York, as the collateral agent under the Indenture and its successors and assigns and any replacement thereof under any other Financing Document.

“Collateral Agreement” means the Collateral Agreement as defined under the Indenture and any similar collateral agreement granting Liens to secure any other Financing Document.

“Company” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Control” means, with respect to a specific form of Investment Property, “control” as defined in sections 23 through 26 of the STA as applicable to such form of Investment Property.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by Grantor or that Grantor otherwise has the right to license, or granting any right to Grantor under any copyright now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by Grantor:  (a) all copyright rights in any work subject to the copyright laws of Canada or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in Canada or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the Canadian Intellectual Property Office, including those listed on Schedule II.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Deposit Accounts” means any demand, time, savings, passbook or like account maintained with a depository institution.

“Effective Date” means November 15, 2007.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Event of Default” shall mean an event of default under any Financing Document and each of the following:  (a) Grantor defaults in any payment of interest on any Intercompany Notes when the same becomes due and payable on the applicable due date and such default continues for a period of 30 days, or (b) Grantor defaults in any payment of principal on the Intercompany Notes when the same becomes due and payable on the applicable due date, upon demand, acceleration or otherwise.

“Excluded Equity Interest” has the meaning assigned to such term in Section 2.01(a).

“Financing Documents” means the Indenture and any financing agreement or indenture in respect of any refinancing of the Initial Securities, to the extent that such refinancing is permitted under the terms of the Indenture, and is secured by a pledge of the Intercompany Notes.

“Financing Document Obligations” means the Notes Obligations (as defined under the Indenture) and any similar obligations under any Financing Documents.

“Grantor” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indemnitees” has the meaning assigned to such term in Section 5.03

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Initial Purchasers”  has the meaning assigned to such term in the preliminary statement of this Agreement.

“Initial Securities” has the meaning assigned to such term in the Indenture.

 “Intangibles” has the meaning assigned to it in the PPSA, and includes, whether now owned or hereafter acquired by Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to Grantor to secure payment by an Account Debtor of any of the Accounts.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercompany Loans” means (a) the Company’s loan of $125,000,000 of the gross proceeds from the sale of the Initial Securities to 632421 N.B Ltd. (a wholly owned Subsidiary to be amalgamated into the Grantor on the Effective Date, which loan obligations shall be assumed by the Grantor by operation of law upon consummation of the Transactions (as defined in the Indenture)), on the Effective Date and (b) any additional amounts from time to time loaned by the Company to the Grantor on or after the Effective Date (excluding loans made in the ordinary course of business in connection with centralized cash management arrangements).

“Intercompany Note” means one or more senior secured demand promissory notes evidencing Intercompany Loans.

“Intercompany Note Collateral Account” has the meaning assigned to such term in the Indenture.

“Intercompany Notes Documents” means the Intercompany Notes, the Intercompany Note Security Documents and all other instruments, agreements and other documents evidencing or governing the loan evidenced by the Intercompany Notes, and all schedules, exhibits and annexes to each of the foregoing executed and delivered pursuant to the foregoing, as such documents and instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Intercompany Note Security Documents” means one or more security agreements, control agreements, pledge agreements, mortgages, deeds of trust and collateral assignments entered into by the Grantor, the Canadian Collateral Agent or the Company, defining terms of the security interests in the Collateral securing the Intercompany Obligations.

“Intercompany Obligations” means the obligation of Grantor under the Intercompany Notes and the Intercompany Note Security Documents.

“Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of the date hereof among Symmetry, the Company, Grantor, the other Subsidiaries of Symmetry described therein, JPMorgan Chase Bank, N.A. as administrative agent, and the Collateral Agent, as amended or supplemented from time to time.

“Investment Property Control Agreement” means:

(a)           with respect to any Uncertificated Securities included in the Collateral, an agreement between the issuer of such Uncertificated Securities and another Person whereby such issuer agrees to comply with instructions that are originated by such Person in respect of such Uncertificated Securities, without the further consent of Grantor; and

(b)           with respect to any Securities Accounts or Security Entitlements included in the Collateral, an agreement between the Securities Intermediary in respect of such Security Accounts or Entitlements and another Person pursuant to which such Securities Intermediary agrees to comply with any Entitlement orders with respect to such Security Accounts on Security Entitlements that are original by such Person, without the further consent of Grantor.

“IP Security Agreements” has the meaning assigned to such term in Section 3.02

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to intellectual property to which Grantor is a party, including those listed on Schedule II.

“Other Collateral” means any and all of the following: (a) all Accounts and related Records; (b) all Chattel Paper; (c) all Deposit Accounts; (d) all cash, checks and other negotiable instruments, funds and other evidences of payment held therein; (e) all Inventory; (f) all Equipment (including all Fixtures), g) all Documents of Title, (h) all Intangibles, (i) all Instruments, (j) all Investment Property, (k) all books and records related to the foregoing; and (l) all Proceeds (including insurance Proceeds) and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing. The Other Collateral includes, but is not limited to, the ABL Collateral.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by Grantor or that Grantor otherwise has the right to license, is in existence, or granting to Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by Grantor:  (a) all letters patent of Canada or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of Canada or the equivalent thereof in any other country, including registrations, recordings and pending applications in Canada Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule II, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate in the form of Exhibit I.

“Permitted Liens” means Liens permitted under the Financing Documents.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities certificates or instruments now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security as in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Purchase Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Secured Parties” means, collectively, (a) the Company, (b) Canadian Collateral Agent, (c) each other Person to whom any Intercompany Obligations are owed, and (d) the successors and assigns of each of the foregoing.

“Securities” means:

(a)           “securities” as defined in the STA, or if no STA is in force in the applicable jurisdiction, the PPSA of such jurisdiction;

(b)           any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; and

(c)           any Security Entitlements to any of the foregoing.

“Security Interest” means, the security interest created under paragraph (a) of Section 3.01.

“Special Equity Interest” means an interest in a partnership or a limited liability company.

“STA” means the Securities Transfer Act, 2006 (Ontario), provided that, to the extent that perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on Collateral that is Investment Property is governed by the laws in effect in any province or territory of Canada other than Ontario in which there is in force legislation substantially the same as the Securities Transfer Act, 2006 (Ontario) (an “Other STA Province”), then “STA” shall mean such other legislation as in effect from time to time in such Other STA Province for purposes of the provisions hereof referring to or incorporating by reference provisions of the STA; and to the extent that such perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the laws of a jurisdiction other than Ontario or an Other STA Province, then references herein to the STA shall be disregarded except for the terms “Certificated Security” and “Uncertificated Security”, which shall have the meanings herein as defined in the Securities Transfer Act, 2006 (Ontario) regardless of whether the STA is in force in the applicable jurisdiction.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity of which more than 50% of the total voting power of shares of Voting Stock (as defined in the Indenture) is at the time owned or controlled, directly or indirectly, by: (1) such Person, (2) such

Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

 “Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by Grantor or that Grantor otherwise has the right to license, or granting to Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in Canada Patent and Trademark Office or any similar offices in any State of Canada or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge.

As security for the payment or performance, as the case may be, in full of the Intercompany Obligations, Grantor hereby assigns and pledges to the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of Grantor’s right, title and interest in, to and under the following assets:

(a)           the shares of capital stock and other Equity Interests held by it or credited to a Securities Account maintained by or for the benefit of Grantor or the Canadian Collateral Agent on the date hereof (including those listed on Schedule II), any other Equity Interests obtained by Grantor in the future and the certificates representing all such Equity Interests whether or not delivered to or subject to the Control of the Canadian Collateral Agent pursuant this Agreement (the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include Equity Interests in any Person that is not a wholly-owned Subsidiary (or a Special Purpose Holdco (as defined under the Indenture) with respect to such Person) where, pursuant to the organizational documents of such Person and any related joint venture or similar agreement, such assignment, pledge or grant of security interest is prohibited without the consent of the equity holders of such Person (other than Symmetry or any of its Subsidiaries) (the Equity Interests so excluded are collectively referred to herein as the “Excluded Equity Interests”).

(b)           the debt securities owned by it on the date hereof (including those listed on Schedule II) any debt securities obtained by Grantor in the future and the promissory notes and any other instruments evidencing all such debt securities (the “Pledged Debt Securities”);

(c)           all other property that may be delivered to and held by the Canadian Collateral Agent pursuant to the terms of this Section including all Securities, Securities Accounts, and all Securities Entitlements carried in any Securities Account;

(d)           subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above (other than, for greater certainty, the Excluded Equity Interests);

(e)           subject to Section 2.05 all rights and privileges of Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and

(f)            all Proceeds of any of the foregoing

(the items referred to in the foregoing clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral.

(a)           Grantor agrees promptly to deliver or cause to be delivered to the Canadian Collateral Agent any and all Pledged Securities at any time owned by Grantor, including all security certificates evidencing Certificated Securities, all Instruments and all certificates evidencing any Special Equity Interests, whether or not such Special Equity Interests constitute Securities, and to hold in trust for the Canadian Collateral Agent upon receipt and immediately thereafter deliver to the Canadian Collateral Agent any Securities, security certificates evidencing Certificated Securities, Instruments and certificates evidencing any Special Equity Interests, in each case constituting Collateral, that are hereafter acquired by Grantor.

(b)           Grantor will cause any Indebtedness for borrowed money owed to Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Canadian Collateral Agent pursuant to the terms hereof.

(c)           Upon delivery to the Canadian Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Canadian Collateral Agent and by such other instruments and documents as the Canadian Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by Grantor and such other instruments or documents as the Canadian Collateral Agent may reasonably request. For greater certainty, any security certificates evidencing Certificated Securities or any certificates evidencing Special Equity Interests delivered to the Canadian Collateral Agent pursuant to this Section 2.02 shall be duly endorsed to the Canadian Collateral Agent or its nominee or in blank by an effective endorsement within the meaning of the STA (such endorsement to include, for greater certainty, a duly executed instrument of transfer or stock power of attorney in favour of the Canadian Collateral Agent or its nominee in blank). Each delivery of Pledged Securities after the date of this Agreement shall be accompanied by a schedule describing the Pledged Securities so delivered, which schedule shall be attached hereto and shall become part of Schedule I hereto; provided that failure to attach any such schedule shall not affect the validity of the pledge of such Pledged Securities.

(d)           The assignment, pledges and security interests granted in Section 2.01 are granted as security only and shall not subject the Canadian Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of Grantor with respect to or arising out of the Pledged Collateral.

SECTION 2.03. Representations, Warranties and Covenants.

Grantor represents, warrants and covenants to and with the Canadian Collateral Agent, for the benefit of the Secured Parties, that:

(a)           each agreement between Grantor and a Securities Intermediary that governs any Securities Account included in the Collateral or to which any Collateral that is Investment Property has been credited either (i) specifies that the Province of Ontario is the Securities Intermediary’s jurisdiction for the purposes of the STA of Ontario or (ii) is expressed to be governed by the laws of the Province of Ontario.

(b)           Schedule II sets forth, as of the date hereof a true and complete list of, (i) all the Equity Interests owned by Grantor, setting forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof so owned and the number of each certificate representing the same, if applicable, and (ii) all debt securities owned by Grantor, setting forth all promissory notes and other instruments evidencing the same;

(c)           the Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)           except for the security interests granted hereunder, Grantor (i) is and, subject to any transfers made in compliance with the Financing Document, will continue to be the direct sole beneficial owner, and the sole holder of record or Entitlement Holder of the Pledged Securities listed on Schedule II, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, other Permitted Liens and transfers made in compliance with the Financing Documents, and (iii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and other Permitted Liens), however, arising, of all Persons whomsoever;

(e)           all Pledged Equity Interests credited to a Securities Account maintained with a Securities Intermediary of Grantor is subject to an Investment Property Control Agreement between the Securities Intermediary and the Canadian Collateral Agent;

(f)            except for restrictions and limitations imposed by the Intercompany Notes Documents, the Credit Agreement, the Intercreditor Agreement or securities laws generally, (i) the Pledged Collateral is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or bylaw provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Canadian Collateral Agent of rights and remedies hereunder other than, in the case of the Pledged Collateral constituting Equity Interests in, or debt security of, any Non-Wholly-Owned Subsidiary, any of the foregoing restrictions and limitations set forth in the organizational documents of such Non-Wholly Owned Subsidiary or any related joint venture or similar agreements (to the extent such restrictions and limitations cannot be waived without the prior consent of any equityholders of such Non-Wholly Owned Subsidiary (other than Symmetry or any of its Subsidiaries));

(g)           Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(h)           no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(i)            by virtue of the execution and delivery by Grantor of this Agreement, when any Pledged Securities are delivered to the Canadian Collateral Agent in accordance with this Agreement, the Canadian Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Intercompany Obligations;

(j)            except as disclosed in Schedule I, all Pledged Equity Interests that constitute a Special Equity Interest:

(i)            is dealt in or traded on any securities exchange or in any securities market;

(ii)           expressly provides by its terms that it is a “security” for the purposes of the applicable STA; or

(iii)          is held through a Securities Account;

(k)           Grantor has not consented to any Person other than the Canadian Collateral Agent entering into, nor has become a party to, an Investment Property Control Agreement in respect of any Investment Property or Securities Account included in the Collateral, and no such Investment Property Control Agreement is outstanding and in force; and

(l)            the pledge effected hereby is effective to vest in the Canadian Collateral Agent, for the benefit of the Secured Parties, the rights of the Canadian Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Registration in Nominee Name; Denominations. The Canadian Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of Grantor, endorsed or assigned in blank or in favor of the Canadian Collateral Agent. Grantor will promptly give to the Canadian Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of Grantor. The Canadian Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 2.05. Voting Rights; Dividends and Interest.

(a)           Unless and until an Event of Default shall have occurred and be continuing and the Canadian Collateral Agent shall have notified Grantor that its rights under this Section are being suspended:

(i)            Grantor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Equity Interests or Pledged Debt Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Financing Documents and the other Intercompany Notes Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to an owner of any Pledged Equity Interests or Pledged Debt Securities or the rights and remedies of the Canadian Collateral Agent or the other Secured Parties under this Agreement, the Financing Documents and the other Intercompany Notes Documents or the ability of the Canadian Collateral Agent or the other Secured Parties to exercise the same.

(ii)           The Canadian Collateral Agent shall execute and deliver to Grantor, or cause to be executed and delivered to Grantor, all such proxies, powers of attorney and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(iii)          Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Equity Interests or Pledged Debt Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Financing Documents and the other Intercompany Notes Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by Grantor, shall not be commingled by Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Canadian Collateral Agent and shall be forthwith delivered to the Canadian Collateral Agent in the form in which it shall have been so received (with any necessary endorsement).

(b)           Upon the occurrence and during the continuance of an Event of Default, after the Canadian Collateral Agent shall have notified Grantor of the suspension of its rights under paragraph (a)(iii) of this Section, then all rights of Grantor to dividends, interest, principal or other distributions that Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall thereupon become vested in the Canadian Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Canadian Collateral Agent, shall be segregated from other property or funds of Grantor and shall be forthwith delivered to the Canadian Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Canadian Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Canadian Collateral Agent in an account to be established by the Canadian Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Canadian Collateral Agent shall have received a certificate of a Officer of Grantor to that effect, the Canadian Collateral Agent shall, promptly repay to Grantor (without interest) all dividends, interest, principal or other distributions that Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

(c)           Upon the occurrence and during the continuance of an Event of Default, after the Canadian Collateral Agent shall have notified Grantor of the suspension of its rights under paragraph (a)(i) of this Section, then all rights of Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section , and the obligations of the Canadian Collateral Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in the Canadian Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Collateral Agent, the Canadian Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit Grantor to exercise such rights.

(d)           Any notice given by the Canadian Collateral Agent to Grantor suspending its rights under paragraph (a) of this Section (i) may be given by telephone if promptly confirmed in writing and (ii) may suspend the rights of Grantor under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Canadian Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Canadian Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest.

(a)           As security for the payment or performance, as the case may be, in full of the Intercompany Obligations, Grantor hereby assigns and pledges to the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in, to or under any and all of the Other Collateral now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest, other than any portion thereof constituting the Excluded Equity Interest.

(b)           Grantor hereby agrees, subject to Section 4.15 of the Indenture, to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Other Collateral in which a security interest is created by Grantor hereunder or any part thereof and amendments thereto that contain the information required by the laws of each applicable jurisdiction for the filing of any financing statement or amendment, including in the case of a financing statement filed as a fixture filing or covering Other Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Other Collateral relates. Grantor agrees to provide such information to the Canadian Collateral Agent promptly upon request.

Grantor also ratifies its authorization for the Canadian Collateral Agent to file in any relevant jurisdiction any financing statements or financing change statements if filed prior to the date hereof.

Grantor hereby also agrees, subject to Section 4.15 of the Indenture, to file with the Canadian Intellectual Property Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Canadian Collateral Agent as secured party.

(c)           The Security Interest is granted as security only and shall not subject the Canadian Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of Grantor with respect to or arising out of the Other Collateral.

(d)           Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to any contract or agreement to which Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of security interest shall constitute or result in (i) the unenforceability of any right of Grantor thereunder or (ii) a breach or termination under the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to applicable law or principles of equity), provided, that such security interest shall attach immediately at such time as the condition causing such unenforceability, breach or termination shall be remedied or shall otherwise cease to exist and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in this paragraph including Proceeds of such contract or agreement.

SECTION 3.02. Representations and Warranties. Grantor represents and warrants to the Canadian Collateral Agent and the Secured Parties that:

(a)           Grantor has good and valid rights in and title to the Other Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Canadian Collateral Agent the Security Interest in such Other Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)           The Perfection Certificate has been duly prepared, completed and executed, and the information set forth therein, including the exact legal name of Grantor, is correct and complete as of the Effective Date. Grantor shall ensure that, within one month after the Effective Date, a Patent and Trademark Security Agreement, in the form of Exhibit II hereto, and a Copyright Security Agreement in the form of Exhibit III hereto (such agreements being collectively referred to as the “IP Agreements”) has been received and recorded by the Canadian Intellectual Property Office, to further protect the security interest in favor of the Canadian Collateral Agent, for the benefit of the Secured Parties, in respect of all Other Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be protected by filing, recording or registration in Canada (or any political subdivision thereof) and its territories and possessions. No further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Other Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c)           Schedule II hereto sets forth, as of the date hereof, (i) all Canadian registered Patents and Patent applications owned by Grantor, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) thereof, (ii) all Canadian registered Trademarks and Trademark applications owned by Grantor, including the name of the registered owner, the registration or application number and the expiration date (if already registered) thereof, and (iii) all Canadian registered Copyrights and Copyright applications owned by Grantor, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright or Copyright application.

(d)           The Security Interest constitutes (i) a legal and valid security interest in all the Other Collateral securing the payment and performance of the Intercompany Obligations, (ii) subject to the filings described in Section 3.02(b) a perfected security interest in all Other Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in Canada (or any political subdivision thereof) and its territories and possessions pursuant to the PPSA (or other applicable personal property security laws in each province) and (iii) a security interest that shall be perfected in Other Collateral in which a security interest may be perfected upon the receipt and recording of the IP Agreements with the Canadian Intellectual Property Office. The Security Interest is and shall be prior to any other Lien on any of the Other Collateral, other than Permitted Liens.

(e)           The Other Collateral is owned by Grantor free and clear of any Lien, except for Permitted Liens. Grantor has not filed or consented to the filing of (i) any financing statement or analogous document under the PPSA or any other applicable laws covering any Other Collateral with the Canadian Intellectual Property Office or (iii) any assignment in which Grantor assigns any Other Collateral or any security agreement or similar instrument covering any Other Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

SECTION 3.03. Covenants.

(a)           Grantor will furnish to the Canadian Collateral Agent promptly (and, in any event, within 15 days of the occurrence of any such change) written notice of any change (i) in Grantor’s legal name, as set forth in its documents or organization, (ii) in the location of Grantor’s chief executive office, the jurisdiction of its domicile (for purposes of the Civil Code of Quebec), the jurisdiction of any office in which it maintains books or records relating to the Collateral owned by it or the jurisdiction of any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility in a new jurisdiction), (iii) in Grantor’s form of organization or corporate structure (including as a result of any merger or consolidation), or (iv) in the jurisdiction of Grantor’s organization.

(b)           Grantor agrees to maintain, at its own cost and expense, complete and accurate records with respect to the Other Collateral owned by it, and in which it has granted a security interest hereunder in accordance with GAAP and applicable law, and, at such time or times as the Canadian Collateral Agent may reasonably request, promptly to prepare and deliver to the Canadian Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Canadian Collateral Agent showing the identity, amount and location of any and all such Other Collateral.

(c)           Within 90 days after the end of each fiscal year of Grantor, Grantor will furnish to the Collateral Agent a certificate of an Officer of Grantor setting forth (i) any Equity Interest or Indebtedness owned by any Grantor, (ii) any Intellectual Property owned by any Grantor and that, in each case, (A) if so owned or filed by Grantor as of the Effective Date, would have been required to be set forth on the applicable schedule to this Agreement pursuant to the terms hereof and (B) have not been set forth on any such schedule to this Agreement or in a certificate previously delivered pursuant to this clause (c).

(d)           Grantor shall, at its own expense, take any and all actions necessary to defend title to the Other Collateral in which it has granted a security interest hereunder against all Persons and to defend the Security Interest of the Canadian Collateral Agent in such Other Collateral and the priority thereof against any Lien (other than Permitted Liens). Notwithstanding anything to the contrary contained herein (including any provision for, reference to, or acknowledgement of, any Permitted Lien), nothing herein and no approval by the Canadian Collateral Agent or Secured Parties of any Lien or Permitted Lien (whether such approval is oral or in writing) shall be construed as or deemed to constitute a subordination by the Canadian Collateral Agent or the Secured Parties of any security interest or other right, interest or Lien in or to the Other Collateral or any part thereof in favour of any Lien or Permitted Lien or any holder of any Lien or Permitted Lien, except as provided in Section 5.15 and subject to the terms of the Intercreditor Agreement.

(e)           Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Canadian Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, Grantor hereby authorizes the Canadian Collateral Agent, with prompt notice thereof to Grantor, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that Grantor shall have the right, exercisable within 10 days after it has been notified by the Canadian Collateral Agent of the specific identification of such Collateral, to advise the Canadian Collateral Agent in writing of any inaccuracy of the representations and warranties made by Grantor hereunder with respect to such Collateral. Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Canadian Collateral Agent of the specific identification of such Collateral.

(f)            The Canadian Collateral Agent and such Persons as the Canadian Collateral Agent may reasonably designate shall have the right, at Grantor’s own cost and expense, upon reasonable prior notice, to inspect the Other Collateral subject to the Security Interest, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of such Other Collateral is located, to discuss Grantor’s affairs, finances and condition with the officers of Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Other Collateral subject to the Security Interest (including, in the case of Accounts or Other Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Other Collateral for the purpose of making such a verification), all of such reasonable times and as often as reasonably requested. The Canadian Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party.

(g)           At its option, the Canadian Collateral Agent may discharge past due taxes, assessments, charges, fees or Liens at any time levied or placed on the Other Collateral (other than Permitted Liens), and may pay for the maintenance and preservation of the Other Collateral subject to the Security Interest to the extent Grantor fails to do so as required by the Financing Documents or this Agreement, and Grantor agrees to reimburse the Canadian Collateral Agent on demand for any payment made or any expense incurred by the Canadian Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing Grantor from the performance of, or imposing any obligation on the Canadian Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of Grantor with respect to taxes, assessments, charges, fees or Liens and maintenance of properties as set forth herein or in the other Intercompany Notes Documents.

(h)           If at any time Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, Grantor shall promptly assign such security interest to the Canadian Collateral Agent, for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(i)            Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Other Collateral subject to the Security Interest, all in accordance with the terms and conditions thereof, and Grantor agrees to indemnify and hold harmless the Canadian Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(j)            Grantor shall not make or permit to be made an assignment, pledge or hypothecation of the Other Collateral subject to the Security Interest or shall grant any other Lien in respect of such Other Collateral, except as permitted by the Financing Documents. Grantor shall not make or permit to be made any transfer of such Other Collateral and Grantor shall remain at all times in possession of such Other Collateral owned by it, except that unless and until the Canadian Collateral Agent shall notify Grantor that an Event of Default shall have occurred and be continuing and that during the continuance thereof Grantor shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Other Collateral (which notice may be given by telephone if promptly confirmed in writing), Grantor may use and dispose of such Other Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Financing Documents or any other Intercompany Notes Document.

(k)           Grantor will not, without the Canadian Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Other Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which Grantor is engaged.

(l)            Grantor will maintain, with financially sound and reputable insurance companies, insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Each such policy of insurance maintained by Grantor (other than policies of the type in respect of which such actions customarily are not required) shall (i) in the case of each liability insurance policy, name the Canadian Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder, (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Canadian Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder and (iii) provide for at least 30 days’ (or such shorter number of days may be agreed to by the Canadian Collateral Agent) prior written notice to the Canadian Collateral Agent of any cancellation of such policy. Upon the Canadian Collateral Agent’s request, Grantor will furnish to the Canadian Collateral Agent information in reasonable detail as to the insurance so maintained. Grantor irrevocably makes, constitutes and appoints the Canadian Collateral Agent (and all officers, employees or agents designated by the Canadian Collateral Agent) as Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Other Collateral subject to the Security Interest under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Canadian Collateral Agent may, without waiving or releasing any obligation or liability of Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Canadian Collateral Agent deems advisable. All sums disbursed by the Canadian Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by Grantor to the Canadian Collateral Agent and shall be additional Intercompany Obligations secured hereby.

(m)          Grantor shall maintain, in form and manner reasonably satisfactory to the Canadian Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Canadian Collateral Agent to enforce, the Security Interest, Grantor agrees, in each case at Grantor’s own expense, to take the following actions with respect to the following Other Collateral owned by it and subject to the Security Interest:

(a)           Instruments. If Grantor shall at any time hold or acquire any Instruments subject to the Security Interest, Grantor shall forthwith endorse, assign and deliver the same to the Canadian Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Canadian Collateral Agent may from time to time reasonably request.

(b)           Investment Property.

(i)            Except to the extent otherwise provided in Article II, if Grantor shall at any time hold or acquire any certificated securities subject to the Security Interest, Grantor shall forthwith endorse, assign and deliver the same to the Canadian Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Canadian Collateral Agent may from time to time specify.

(ii)           In respect of any Uncertificated Securities included in the Pledged Collateral,

(A)          on request by the Canadian Collateral Agent, Grantor shall cause and hereby authorizes and constitutes the Canadian Collateral Agent as its attorney-in-fact from time to time to cause each issuer of such Uncertificated Securities to register the Canadian

Collateral Agent or its nominee as the registered owner of such Uncertificated Securities.

(B)           Grantor hereby consents to the Canadian Collateral Agent entering into an Investment Property Control Agreement with the issuer of any such Uncertificated Securities.

(iii)          Grantor shall not consent to the entering into by any issuer of any Uncertificated Securities included in or relating to the Pledged Collateral of an Investment Property Control Agreement in respect of such Uncertificated Securities with any Person other than the Canadian Collateral Agent or its nominee.

(iv)          With respect to any Pledged Collateral that is an interest in a partnership or a limited liability company which as of the date hereof does not satisfy one of the requirements listed in (j),  if at any time hereafter any such requirement is satisfied,  Grantor shall immediately give notice to such effect to the Collateral Agent.

(v)           In respect of any Securities Accounts included in the Pledged Collateral or any Security Entitlements carried therein,

(A)          on request by the Canadian Collateral Agent, Grantor shall direct the Securities Intermediary in respect of such Security Entitlements to transfer the Financial Assets to which such Security Entitlements relate to a Securities Account designated by the Canadian Collateral Agent; and

(B)           Grantor hereby consents to the Canadian Collateral Agent entering into an Investment Property Control Agreement with the Securities Intermediary in respect of any such Security Entitlements.

(vi)          Grantor shall not consent to the entering into by any Securities Intermediary for any Security Entitlements included in or relating to the Pledged Collateral of an Investment Property Control Agreement in respect of such Security Entitlements with any Person other than the Canadian Collateral Agent or its nominee.

(vii)         Grantor shall not enter into any agreement with any Securities Intermediary that governs any Securities Account included in or relating to any Pledged Collateral that specifies any such Securities Intermediary’s jurisdiction to be a jurisdiction other than the Province of Ontario for the purposes of the STA or which is governed by the laws of a jurisdiction other than the Province of Ontario or consent to any amendment to any such agreement that would change such Securities Intermediary’s jurisdiction to a jurisdiction other than the Province of Ontario for the purposes of the STA or its governing law to a jurisdiction other than the Province of Ontario.

(c)           Collateral Access Agreements. Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which agreement or letter shall provide access rights and contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location. Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a)           Grantor agrees that it will not take or omit to take any action (and will exercise commercially reasonable efforts to prevent its licensees from taking or omitting to take any action) whereby any Patent that is material to the conduct of Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b)           Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c)           Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d)           Grantor shall notify the Canadian Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or any court or similar office of any country) regarding Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e)           In no event shall Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the Canadian Intellectual Property Office or any office or agency in any political subdivision of Canada or in any other country or any political subdivision thereof, unless it promptly informs the Canadian Collateral Agent, and, upon request of the Canadian Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Canadian Collateral Agent may reasonably request to evidence the Canadian Collateral Agent’s security interest in such Patent, Trademark or Copyright, and Grantor hereby appoints the Canadian Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f)            Grantor will take all necessary steps that are consistent with the practice in any proceeding before the Canadian Intellectual Property Office or any office or agency in any political subdivision of Canada or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)           In the event that Grantor has reason to believe that any Other Collateral consisting of a Patent, Trademark or Copyright material to the conduct of Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, Grantor promptly shall notify the Canadian Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Other Collateral.

(h)           Upon and during the continuance of an Event of Default, Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all Grantor’s right, title and interest thereunder to the Canadian Collateral Agent or its designee.

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of Collateral to the Canadian Collateral Agent on demand, and it is agreed that the Canadian Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Other Collateral consisting of Intellectual

Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Other Collateral by Grantor to the Canadian Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Other Collateral throughout the world on such terms and conditions and in such manner as the Canadian Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Other Collateral and without liability for trespass to enter any premises where the Other Collateral may be located for the purpose of taking possession of or removing the Other Collateral and, generally, to exercise any and all rights afforded to a secured party under the PPSA or other applicable law. Without limiting the generality of the foregoing, Grantor agrees that the Canadian Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Canadian Collateral Agent shall deem appropriate. The Canadian Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Canadian Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Canadian Collateral Agent shall give Grantor 15 days’ written notice (which Grantor agrees is reasonable notice) of the Canadian Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Canadian Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Canadian Collateral Agent may (in its sole and absolute discretion) determine. The Canadian Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Canadian Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Canadian Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Canadian Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Canadian Collateral Agent shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Canadian Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Intercompany Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Canadian Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

The Canadian Collateral Agent may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a “Receiver”) of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Canadian Collateral Agent has under this Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of Grantor and the Canadian Collateral Agent shall not be responsible for any act or default of any such Receiver. The Canadian Collateral Agent may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Canadian Collateral Agent. A court need not appoint, ratify the appointment by the Canadian Collateral Agent of or otherwise supervise in any manner the actions of any Receiver. Upon Grantor receiving notice from the Canadian Collateral Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of Grantor with respect to the Collateral shall, to the extent permitted by applicable law, cease, unless specifically continued by the written consent of the Canadian Collateral Agent.

SECTION 4.02. Application of Proceeds.  Subject to applicable laws, the Canadian Collateral Agent shall apply the proceeds of any collection or sale of any Collateral, and any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Canadian Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Intercompany Notes Document or any of the Intercompany Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Canadian Collateral Agent hereunder or under any other Intercompany Notes Document on behalf of Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Intercompany Notes Document and any other amounts due to the Canadian Collateral Agent under Section 5.03.

SECOND, to the payment in full of the other Intercompany Obligations secured by such Collateral (the amounts so applied to be distributed among the applicable Secured Parties pro rata in accordance with the amounts of such Intercompany Obligations owed to them on the date of any such distribution); and

THIRD, to Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Canadian Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Canadian Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Canadian Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Canadian Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03. Grant of License to Use Intellectual Property.  For the purpose of enabling the Canadian Collateral Agent to exercise rights and remedies under this Agreement at such time as the Canadian Collateral Agent shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Canadian Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any of the Other Collateral consisting of Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The rights conferred by such license may be exercised, at the option of the Canadian Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Canadian

Collateral Agent in accordance herewith shall be binding upon Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 4.04. Securities Act

In view of the position of Grantor in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act (Ontario), or any similar statute in any other applicable jurisdiction hereafter enacted analogous in purpose or effect (the Securities Act and any such similar statute as from time to time in effect being called the “Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Grantor understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Canadian Collateral Agent if the Canadian Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Grantor recognizes that in light of such restrictions and limitations the Canadian Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Grantor acknowledges and agrees that in light of such restrictions and limitations, the Canadian Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Canadian Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Canadian Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Canadian Collateral Agent sells.

SECTION 4.05. Registration.Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Canadian Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Canadian Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Canadian Collateral Agent to permit the public sale of such Pledged Collateral. Grantor further agrees to indemnify, defend and hold harmless the Canadian Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Canadian Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to Grantor or the issuer of such Pledged Collateral by the Canadian Collateral Agent or any other Secured Party expressly for use therein. Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under applicable securities laws of such states or provinces as may be requested by the Canadian Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Grantor will bear all costs and expenses of carrying out its obligations under this Section. Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices.All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

If to the Canadian Collateral Agent:

BNY Trust Company of Canada

Suite 1101

4 King Street West

Toronto, Ontario M5H 1B6

Attention:         Senior Trust Officer

Facsimile:         416-360-1711 or 469-360-1727

If to the Grantor:

c/o Symmetry Holdings Inc.

28 West 44th Street, 16th Floor

New York, New York 10036

Attention:         General Counsel

Facsimile:         (646) 429-1541

SECTION 5.02. Waivers; Amendment.(a) No failure or delay by the Canadian Collateral Agent, or any other Secured Party in exercising any right or power hereunder or under any other Intercompany Notes Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Canadian Collateral Agent, and the other Secured Parties hereunder and under the other Intercompany Notes Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Intercompany Notes Document or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Canadian Collateral Agent and Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required under the Financing Documents. The Canadian Collateral Agent shall enter into such waivers, amendments or modifications of this Agreement as it may be directed (subject to the immediately preceding sentence) to enter into by the Collateral Agent; provided that the Canadian Collateral Agent shall not be obligated to execute any such waiver, amendment or modification that adversely affects the rights, duties, liabilities or immunities of the Canadian Collateral Agent.

SECTION 5.03. Canadian Collateral Agent’s Fees and Expenses; Indemnification. (a) Grantor agrees to pay all reasonable out-of-pocket expenses incurred by the Canadian Collateral Agent, including the reasonable fees, charges and disbursements of its counsel, in connection with (i) the preparation, execution, delivery and administration of this Agreement and any other Security Document, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or under any other Security Document or (iv) the failure of Grantor to perform or observe any of the provisions hereof.

(b)           Without limitation of its indemnification obligations under the other Intercompany Notes Documents, Grantor agrees to indemnify the Canadian Collateral Agent, its Affiliates and their respective officers, directors, employees, agents and representatives (the “Indemnitees”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing, or any agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its Affiliates.

(c)           Any such amounts payable as provided hereunder shall be additional Intercompany Obligations secured hereby and by the other Intercompany Note Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Intercompany Notes Document, the consummation of the transactions contemplated hereby, the repayment of any of the Intercompany Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Intercompany Document, or any investigation made by or on behalf of the Canadian Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable on written demand therefor.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Grantor or the Canadian Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by Grantor in the Intercompany Notes Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Intercompany Notes Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Intercompany Notes Documents issuance of the Securities, regardless of any investigation made by any Secured Party or on its behalf and shall continue in full force and effect until this, Agreement shall terminate.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Canadian Collateral Agent and a counterpart hereof shall have been executed on behalf of the Canadian Collateral Agent, and thereafter shall be binding upon Grantor and the Canadian Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of Grantor, the Canadian Collateral Agent and the other Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly provided in this Agreement or the Financing Documents.

SECTION 5.07. Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.08. Governing Law; Jurisdiction; Consent to Service of Process. This Agreement and the rights and obligations of the parties under this agreement shall be construed in accordance with and governed by the law of the province of Ontario, and the laws of Canada applicable therein.

(b)                                 Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Province of Ontario or Quebec, the courts of Canada, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Intercompany Security Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Province. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Intercompany Notes Document shall affect any right that the Canadian Collateral Agent, or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Intercompany Notes Document against Grantor, or its properties in the courts of any jurisdiction.

(c)                                  Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Intercompany Notes Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Intercompany Notes Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.09. Judgment Currency.

(a)                                  The obligations of any party to this Agreement hereunder and under the other Intercompany Notes Document to make payments in Canadian Dollars or in US Dollars,

as the case may be (for the purposes of this Section, the “Intercompany Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Intercompany Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Canadian Collateral Agent or a Secured Party of the full amount of the Intercompany Obligation Currency expressed to be payable to the Canadian Collateral Agent or a Secured Party under this Agreement or the other Intercompany Notes Documents. If, for the purpose of obtaining or enforcing judgment against any party to this Agreement or any Secured Parties in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Intercompany Obligation Currency (for the purposes of this Section, such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Intercompany Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (for the purposes of this Section, such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b)                                 If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, Grantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Intercompany Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c)                                  For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Intercompany Obligation Currency.

SECTION 5.10. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER INTERCOMPANY NOTES DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.11. Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute.  All rights of the Canadian Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Financing Documents, any other Intercompany Notes Document, any agreement with respect to any of the Intercompany Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Intercompany Obligations, or any other amendment or waiver of or any consent to any departure from the Financing Documents, any other Intercompany Notes Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Intercompany Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Intercompany Obligations or this Agreement.

SECTION 5.13. Termination or Release.

(a)                                  This Security Interest and all other security interests granted hereby shall terminate when all the Intercompany Obligations (other than contingent obligations) have been indefeasibly paid in full pursuant to the terms thereof and not in violation of any restriction set forth in any Financing Document.

(b)                                 Upon any sale or other transfer by the Grantor of any Collateral, which sale or transfer is permitted under this Agreement and each of the Financing Documents, or upon a sale or other disposition of the ABL Collateral permitted pursuant to the terms of the Intercreditor Agreement, or upon the effectiveness of any written direction to release of such Lien by the Collateral Agent, the security interest and Lien created in such Collateral under each of the Intercompany Note Security Documents shall be automatically released. In connection with any release pursuant to this Section, the Canadian Collateral Agent shall execute and deliver to the Grantor and the Collateral Agent, at the Grantor’s expense, all documents that the Grantor or Collateral Agent shall reasonably request to evidence such release; provided however, that the Canadian Collateral Agent shall not be required to execute or deliver any such documents unless it shall have been directed to do so by the Collateral Agent. Any such execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Canadian Collateral Agent.

SECTION 5.14. Canadian Collateral Agent Appointed Attorney-in-Fact.  Grantor hereby appoints the Canadian Collateral Agent the attorney-in-fact of Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Canadian Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Canadian Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Canadian Collateral Agent’s name or in the name of Grantor (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require Grantor to notify, Account Debtors to make payment directly to the Canadian Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Canadian Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Canadian Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Canadian Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Canadian Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

SECTION 5.15. Intercreditor Agreement.  Notwithstanding anything herein to the contrary: (a) the Liens granted to the Canadian Collateral Agent or any agent or trustee thereof under this Agreement or any other Intercompany Note Security Document on the ABL Collateral shall be junior and subordinated in all respects to all Liens of the Revolving Credit Agent (as defined under the Intercreditor Agreement) or any agent or trustee thereof in the ABL Collateral, and (b) the exercise of the rights and remedies of the Canadian Collateral Agent hereunder are otherwise subject to the provisions of the Intercreditor Agreement binding on the Collateral Agent and the Senior Notes Secured Parties (as defined in the Intercreditor Agreement). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other Intercompany Note Security Document, the terms of the Intercreditor Agreement shall govern and control. At any time prior to the Discharge of Canadian Revolving Credit Obligations (as defined in the Intercreditor Agreement), no Grantor shall be required to take or refrain from taking any action at the request of the Canadian Collateral Agent with respect to any ABL Collateral if such action or inaction would be inconsistent with (i) any action or inaction affirmatively requested by the Revolving Credit Agent (as defined in the Intercreditor Agreement) or any agent or trustee thereof or (ii) any action or inaction affirmatively required by any of the provisions of the Revolving Credit Agreement (as defined in the Intercreditor Agreement).

SECTION 5.16. Acknowledgments.

Grantor acknowledges that all right title and interest of the Company in and under this Agreement is, simultaneous with its execution and delivery to the Canadian Collateral Agent, subject to a Lien granted by the Company to secure the Financing Document Obligations. The Collateral Agent, on behalf of the Secured Parties (as defined in the Collateral Agreement) is a third party beneficiary of this Agreement and may enforce this Agreement against Grantor to the extent set forth in the Financing Documents and the Collateral Agreement. Grantor further acknowledges that it has received a copy of the Financing Documents. The Canadian Collateral Agent shall not be obligated to take any action under this Agreement or any other Intercompany Note Security Document except for the performance of such duties and obligations as are specifically set forth herein or in such other Intercompany Note Security Document. The Canadian Collateral Agent shall take only such enforcement actions and exercise remedies hereunder and under the other Intercompany Note Security Documents as it is from time to time directed, in writing, to take or exercise by the Collateral Agent (as pledgee of the Intercompany Notes pursuant to the Collateral Agreement), provided that such actions or such exercise of remedies is not inconsistent with or contrary to the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NOVAMERICAN STEEL INC.

By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis
Title: President

BNY TRUST COMPANY OF CANADA, AS
CANADIAN COLLATERAL AGENT

By:	/s/ Patricia Benjamin
Name: Patricia Benjamin
Title: Authorized Officer

Schedule I to the

Intercompany Note

Security Agreement

PLEDGED EQUITY INTERESTS; DEBT SECURITIES

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
632422 N.B. Ltd.	3	Novamerican Steel Inc.	1 share of Common Stock	100%

DEBT SECURITIES

Issuer	Principal Amount		Date of Note	Maturity Date
American Steel and Aluminum Coporation	US$	33,400,000.00	December 5, 2006	On Demand

Nova Tube and Steel Inc.	US$	11,600,000.00	December 5, 2006	On Demand

Schedule II to the

Intercompany Note

Security Agreement

INTELLECTUAL PROPERTY

COPYRIGHTS OWNED BY GRANTOR

Canadian Copyright Registrations

None

Pending Canadian Copyright Applications for Registration

None

Non- Canadian Copyright Registrations

None

Non- Canadian Pending Copyright Applications for Registration

None

Schedule II to the

Canadian Collateral

Agreement

LICENSES

I. Licenses/Sublicensees Grantor as Licensor on Date Hereof

A.  Copyrights

Canadian Copyrights

None

Non- Canadian Copyrights

None

B.  Patents

Canadian Patents

None

Canadian Patent Applications

None

Non-Canadian Patents

None

Non-Canadian Patent Applications

None

C.  Trademarks

Canadian Trademarks

None

Canadian Trademark Applications

None

Non-Canadian Trademarks

None

Non-Canadian Trademark Applications

None

D.  Others

None

II. Licensees/Sublicenses of Grantor as Licensee on Date Hereof

A.  Copyrights

Canadian Copyrights

None

Non-Canadian Copyrights

None

B.  Patents

Canadian Patents

None

Canadian Patent Applications

None

Non-Canadian Patents

None

Non-Canadian Patent Applications

None

C.  Trademarks

Canadian Trademarks

None

Canadian Trademark Applications

None

Non-Canadian Trademarks

None

Non-Canadian Trademark Applications

None

D.  Others

None

PATENTS OWNED BY NAME OF GRANTOR

Canadian Patent Registrations

OWNER	REGISTRATION NUMBER	DESCRIPTION

Novamerican Steel Inc. / Acier Novamerican Inc.(1)	CA 2298865	Impact blow actuated pneumatic fastener driving tool

NOTE:

(1) Was filed in the name of Industries Cresswell Inc.

Canadian Patent Applications

OWNER	APPLICATION NUMBER	DESCRIPTION

Novamerican Steel Inc. / Acier Novamerican Inc.(1)	CA 2535104	Cargo Restraint System
Novamerican Steel Inc. / Acier Novamerican Inc.(1)	CA 2517798	Nailer with ratchet-provided plunger mechanism

NOTE:

(1) Was filed in the name of Industries Cresswell Inc.

Non-Canadian Patent Registrations

None

Non-Canadian Patent Applications

None

TRADEMARK/TRADE NAMES OWNED BY

Canadian Trademark Registrations

OWNER	REGISTRATION NUMBER	TRADEMARK

Novamerican Steel Inc. / Acier Novamerican Inc.(1)	TMA373,515 (Canada)

NOTE:

(1) Filed in the name of Cresswell Roll Forming Inc. / Profilage Cresswell Inc.

Canadian Trademark Applications

None

State Trademark Registrations

None

Non-Canadian Trademark Registrations

OWNER	REGISTRATION NUMBER	TRADEMARK

Novamerican Steel Inc. / Acier Novamerican Inc.	2,314,474	NOVAMERICAN

Non-Canadian Trademark Applications

OWNER	APPLICATION NUMBER	TRADEMARK

Nova Steel Ltd.	Abandoned	NOVAMERICAN

Trade Names

None

Exhibit I to the

Canadian Collateral

Agreement

FORM OF PERFECTION CERTIFICATE

Reference is made to (a) the Bridge Loan Agreement dated as of November [15], 2007 (as amended, supplemented or otherwise modified from time to time, the “Bridge Loan Agreement”), among Symmetry Holdings Inc. (“Symmetry”), Novamerican Steel Finco Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), CIBC World Markets Corp., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and The Bank of New York, as Collateral Agent (the “Collateral Agent”), and (b) the Guarantee and Collateral Agreement dated as of November [15], 2007 (the “Collateral Agreement”) among Symmetry, the Borrower, the subsidiaries of Symmetry party thereto and the Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Collateral Agreement, as applicable.

The undersigned, a Financial Officer, of Symmetry and each Borrower, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1.  Names. (a)   The exact legal name of each Grantor, as such name appears in its respective certificate of organization, is as follows:

(b)  Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, amalgamations, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger, amalgamation or consolidation.

(d)  The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Exhibit III to the

Canadian Collateral

Agreement

(e)  Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization of each Grantor that is a registered organization:

(f)  Set forth below is the Federal Taxpayer Identification Number (if available) of each Grantor:

2.  Current Locations. (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State / Province / Territory

(b)  Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State / Province / Territory

(c)  The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State / Province / Territory

(e)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State/Province/ Territory

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State/Province/ Territory

3.  Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4.  File Search Reports. File search reports with respect to each Grantor organized or maintaining an establishment in a jurisdiction in the United States or Canada or having assets located in a jurisdiction in Canada have been obtained from the appropriate Uniform Commercial Code filing office (or other personal property security registry office) in each jurisdiction identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5.  Filings. Financing statements in appropriate form have been prepared for filing in the proper Uniform Commercial Code filing office in each jurisdiction in the United States in which any Grantor is organized and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof. Personal Property Security Act [(Ontario)] (“PPSA”) filings or other applicable personal property security filings have been prepared for filing in proper personal property security filing offices in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2.

6.  Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.  Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding Equity Interest of the Borrower and each other Subsidiary and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 7 is each equity investment of Symmetry, the Borrower or any Subsidiary that represents 50% or more of the equity of the entity in which such investment was made.

8.  Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by Symmetry, the Borrower and each other Subsidiary that are required to be pledged under the Collateral Agreement, the [Intercompany Note Collateral Agreement] or any other collateral agreement, including all intercompany notes between Symmetry, the Borrower and each other Subsidiary and each Subsidiary and any other Subsidiary.

9.  Advances. Attached hereto as Schedule 9 is a true and correct list of all advances made by Symmetry or the Borrower to any other Subsidiary or made by any Subsidiary to Symmetry, the Borrower or any other Subsidiary (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Collateral Agreement, the [Intercompany Note Collateral Agreement] or any other collateral agreement.

10.  Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause (or the registered owner of such property), (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein, (d) the legal description of such property and (e) the municipal address of such property.

11.  Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as applicable, is a schedule setting forth all of each Grantor’s Patents and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent and Patent Application owned by any Grantor.

Attached hereto as Schedule 11(B) in proper form for filing with the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as applicable, is a schedule setting forth all of each Grantor’s Trademarks and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark and Trademark application owned by any Grantor.

Attached hereto as Schedule 11(C) in proper form for filing with the United States Copyright Office or the Canadian Intellectual Property Office, as applicable, is a schedule setting forth all of each Grantor’s Copyrights (including the name of the registered owner, title and the registration number) and Copyright Applications (including the name of the registered owner and title) of each Copyright or Copyright Application owned by any Grantor.

12.  Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $1,000,000 held by any Grantor, including a brief description thereof.

13.  Deposit Accounts. Attached hereto as Schedule 13 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account and the account number.

14. Securities Accounts. Attached hereto as Schedule 14 is a true and correct list of securities accounts maintained by each Grantor, including the name and address of the intermediary institution, the type of account and the account number.

FORM OF PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of [●], 2007, among NOVAMERICAN STEEL INC. (“Grantor”) and BNY TRUST COMPANY OF CANADA as Canadian Collateral Agent (the “Canadian Collateral Agent”).

Reference is made to the Canadian Collateral Agreement dated as of November 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Canadian Collateral Agreement”), among Grantor, Novamerican Steel Inc. (“Company”) and the Canadian Collateral Agent. The Company has agreed to extend credit to the Grantor subject to the terms and conditions set forth in certain intercompany notes including the Intercompany Notes dated as of November 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Intercompany Notes”). The obligations of the Company to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Canadian Collateral Agreement. The rules of construction specified in Section 1.01 of the Canadian Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Financing Document Obligations, Grantor, pursuant to the Canadian Collateral Agreement, did and hereby does grant to the Canadian Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by Grantor or in which Grantor now has or at any time in the future may acquire any right, title or interest:

(a)  all letters patent of Canada or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of Canada or the equivalent thereof in any other country, including registrations, recordings and pending applications in the Canadian Intellectual Property Office or any similar offices in any other country, including those listed on Schedule I (the “Patents”), and all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein (collectively, the “Patent Collateral”;

(b)  all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the Canadian

Intellectual Property Office or any similar offices in any other country or any political subdivisions thereof, and all extensions or renewals thereof, including those listed on Schedule II (the “Trademarks”);

(c)  all goodwill associated with or symbolized by the Trademarks; and

(d)  all assets, rights and interests that uniquely reflect or embody the Trademarks.

SECTION 3. Canadian Collateral Agreement. The security interests granted to the Canadian Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Canadian Collateral Agent pursuant to the Canadian Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Canadian Collateral Agent with respect to the Patent Collateral and the Trademark Collateral are more fully set forth in the Canadian Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Canadian Collateral Agreement, the terms of the Canadian Collateral Agreement shall govern.

SECTION 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN.

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NOVAMERICAN STEEL INC.

by

Name:
Title:

BNY TRUST COMPANY OF CANADA,
as Canadian Collateral Agent,

by

Name:
Title:

3

Schedule I

I. Patents

Registered Owner	Type	Registration Number	Expiration Date

II. Patent Applications

Registered Owner	Type	Registration Number	Date Filed

III. Patent Licenses

Licensee	Licensor	Type	Registration Number	Expiration Date

Schedule II

I. Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

II. Trademark Applications

Registered Owner	Mark	Registration Number	Date Filed

III. Trademark Licenses

Licensee	Licensor	Mark	Registration Number	Expiration Date

FORM OF
COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of                          , 20   , between Novamerican Steel Inc. (“Grantor”), and BNY Trust Company of Canada, acting in the capacity of agent for the benefit of itself and the other Secured Parties (in such capacity, the “Canadian Collateral Agent”).

WITNESSETH:

WHEREAS pursuant to the terms of that certain Canadian Collateral Agreement dated as of November 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Canadian Collateral Agreement”), among Grantor, Novamerican Steel Inc. (“Company”) and the Canadian Collateral Agent. The Company has agreed to extend credit to the Grantor subject to the terms and conditions set forth in certain intercompany notes including the Intercompany Notes dated as of November 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Intercompany Notes”); and

WHEREAS the obligations of the Company to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Grantor agrees as follows:

Section 1.                                          Defined Terms

Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Canadian Collateral Agreement. The rules of construction specified in Section 1.01 of the Canadian Collateral Agreement also apply to this Agreement.

Section 2.                                          Grant of Security Interest in Copyrights

Grantor hereby grants to the Canadian Collateral Agent a security interest and continuing lien on all of Grantor’s right, title and interest in, to and under the Copyrights, including the Copyrights listed in Schedule A, in each case whether owned or existing or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”).

Section 3.                                          Security for Obligations

This Agreement secures, and the Copyright Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise of all Financing Document Obligations.

6

Section 4.                                          Security Agreement

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Canadian Collateral Agent pursuant to the Canadian Collateral Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Canadian Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Canadian Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Canadian Collateral Agreement, the terms of the Canadian Collateral Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

7

Schedule II to the

Canadian Collateral

Agreement

IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

NOVAMERICAN STEEL INC.
as Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

BNY TRUST COMPANY OF CANADA
as Canadian Collateral Agent

By:
Name:
Title:

2

Schedule I
to
Copyright Security Agreement

REGISTERED COPYRIGHTS

[Include Registration Number and Date]

1.                                       COPYRIGHT APPLICATIONS

3